SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[_] Preliminary Information Statement

[_] Confidential, For Use of the Commission only (as permitted by Rule For Use of the Commission only (as permitted by Rule 14c-5(d)(2)) 14c-5(d)(2))

[X] Definitive Information Statement

                                  BTHC VI, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(4) Date filed:
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


                                  BTHC VI, INC.
                               12890 Hilltop Road
                               Argyle, Texas 76226

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON June 1, 2007

     A Special Meeting of Stockholders of BTHC VI, Inc., a Delaware corporation, will be held at the Company's principal executive offices located at 12890 Hilltop Road, Argyle, Texas 76226, on June 1, 2007, at 9:00 a.m., local time, for the following purposes:

     (i) To approve amendments to our Cerificate of Incorporation to (a) implement a 1-for-1.67 reverse split of the outstanding shares of our Common Stock and (b) increase our total authorized stock from 40,000,000 to 100,000,000 shares of Common Stock;

     (ii) To approve the BTHC VI, Inc. Long-Term Incentive Plan; and

     (iii) To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 9, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by a valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Timothy P. Halter
Timothy P. Halter
Chief Executive Officer

                              INFORMATION STATEMENT


                                  BTHC VI, INC.
                               12890 Hilltop Road
                               Argyle, Texas 76226

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed on or about May 11, 2007, to the holders of record (the "Stockholders") of the outstanding common stock, par value $.001 per share ("Common Stock"), of BTHC VI, Inc., a Delaware corporation (the "Company"), in connection with a special meeting (the "Special Meeting") that will be held at the Company's principal executive offices located at 12890 Hilltop Road, Argyle, Texas 76226, on June 1, 2007, at 9:00 a.m. (local time). The Board of Directors has fixed the close of business on May 9, 2007 (the "Record Date"), as the record date for determining the Stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Except as otherwise indicated by the context, references in this information statement to "Company," "we," "us," or "our" are references to BTHC VI, Inc.

At the Special Meeting, the Stockholders will be asked to consider proposals to amend our Certificate of Incorporation (the "Amendments") to effect the following:

     (i) the implementation of a 1-for-1.67 reverse split of the outstanding shares of our Common Stock (the "Reverse Split");

     (ii) an  increase  in  our  total   authorized  stock  from  40,000,000  to
          100,000,000 shares of Common Stock.

A copy of the Certificate of Amendment to be filed with the state of Delaware to effect the Amendments is attached to this Information Statement as Appendix A.

     Stockholders will also be asked at the Special Meeting to consider a proposal to approve the BTHC VI, Inc. Long-Term Incentive Plan (the "Plan"). A copy of the Plan is attached to this Information Statement as Appendix B.

     Each share of Common Stock is entitled to one vote per share. We had, as of the Record Date, 500,000 shares of Common Stock outstanding, meaning that there will be 500,000 votes eligible to be cast at the Special Meeting. Each of the proposals regarding the Amendments requires the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon, or at least 250,000 affirmative votes, to be adopted. The proposal to approve the Plan requires for approval the affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote thereon and actually voted on the proposal. Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares which are present in person or represented by proxy at the Special Meeting. Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether a proposal has received the requisite approval. Stockholders have no right to cumulative voting as to any matter.

     Halter Financial Investments, L.P. ("HFI"), which holds 350,000 shares of Common Stock, or a majority of our Common Stock and a majority of the outstanding Common Stock entitled to vote at the Special Meeting, has advised us that it presently intends to vote in favor of the proposals to approve the Amendments and the proposal to approve the Plan. It is anticipated, therefore, that the proposals regarding the Amendments and the proposal regarding the Plan will be approved.

                               GENERAL INFORMATION

     This Information Statement is being first mailed on or about May 11, 2007 to Stockholders of the Company by the board of directors to provide material information regarding the Special Meeting.

     Only one Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company's executive offices at the address specified above.

             PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

                     AUTHORIZATION BY THE BOARD OF DIRECTORS

     On May 9, 2007, our board of directors (the "Board of Directors") unanimously adopted resolutions declaring the advisability of the Amendments and the Plan and recommended that the Stockholders approve (i) the Amendments set forth in the Certificate of Amendment provided herewith as Appendix A and (ii) the Plan, a copy of which is provided herewith as Appendix B.

     The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has been implemented for the primary purpose of facilitating a combination transaction (the "Transaction") with a privately held business with which the Company has entered into a non-binding letter of intent dated as of April 18, 2007 (the "LOI").

     The increase in our total authorized Common Stock has been also been effected to facilitate the Transaction. In addition, the increase in our total authorized Common Stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock-based acquisitions.

     The Plan has also been effected to facilitate the Transaction. Additionally, the Plan will allow the Board of Directors the ability to provide compensatory awards to attract and retain officers, other employees, directors, consultants and other independent contractors after the Transaction has been completed.

                              MAJORITY STOCKHOLDERS

     HFI, which holds 350,000 shares of Common Stock, or a majority of our Common Stock and a majority of the outstanding Common Stock entitled to vote at the Special Meeting, has advised us that it presently intends to vote in favor of the proposals to approve the Amendments and the proposal to approve the Plan. It is anticipated, therefore, that the proposals regarding the Amendments and the proposal regarding the Plan will be approved. Information regarding HFI is set forth below:

    ------------------------------------- -------------------- -------------
    Consenting Stockholder                  Number of Shares     % of total
    ------------------------------------- -------------------- -------------
    Halter Financial Investments, L.P.*
    12890 Hill Top Road                         350,000*            70.0%
    Argyle, Texas 76226
    ------------------------------------- -------------------- -------------
    Total:                                       350,000            70.0%
    ------------------------------------- -------------------- -------------

     * Halter Financial Investments, L.P. is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company, is the sole general partner. HFI holds 350,000 shares of our Common Stock. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership, of which TPH Capital GP, LLC, a Texas limited liability company, is the general partner, of which Timothy P. Halter is the sole member; (ii) Bellfield Capital Partners, L.P., a Texas limited partnership, of which Bellfield Capital Management, LLC, a Texas limited liability company, is the sole general partner, of which David Brigante is the sole member; (iii) Colhurst Capital LP, a Texas limited partnership, of which Colhurst Capital GP, LLC, a Texas limited liability company, is the general partner, of which George L. Diamond is the sole member; and (iv) Rivergreen Capital, LLC, a Texas limited liability company, of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.

     The Company will file the Certificate of Amendment with the Delaware Secretary of State. The Certificate of Amendment will become effective upon such filing, and we anticipate that such filing will occur after the proposals regarding the Amendments are approved at the Special Meeting on June 1, 2007. The Plan will become effective on June 1, 2007 after approval by the Stockholders.

                   DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

     The Company's authorized capital currently consists of 40,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock").

     Each share of Common Stock entitles its record holder to one (1) vote per share held. Holders of Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

     At the close of business on the Record Date, the Company had 500,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock immediately before and after the effectuation of the Reverse Split by:

     o each Stockholder known by the Company to be the beneficial owner of more than 5% of the Company's outstanding securities prior to and after the closing of the transactions contemplated by the Reverse Split;

     o    each current director of the Company;

     o each of the named executive officers of the Company listed in the Company's Annual Report on Form 10-K for the year ended December 31, 2006; and



     o    all current directors and executive officers as a group.

     Unless otherwise specified, the address of each of the persons set forth below is in care of BTHC VI, Inc., 12890 Hilltop Road, Argyle, Texas 76226.

                           Before effectiveness of the Reverse Split (2)    After effectiveness of the Reverse Split (3)
Name and Address of        Amount of Beneficial        Percent of           Amount of Beneficial        Percent of
Beneficial Owner (1)             Ownership             Common Stock              Ownership              Common Stock
--------------------             ---------              ---------                ---------               ---------

Timothy P. Halter (4)             350,000                  70.0%                  209,581                    70.0%
David Brigante (4)                350,000                  70.0%                  209,581                    70.0%
George Diamond (4)                350,000                  70.0%                  209,581                    70.0%
Marat Rosenberg (4)               350,000                  70.0%                  209,581                    70.0%
Olga Guerra                        58,294                  11.7%                   34,907                    11.7%
Directors and officers
as a group (5)                    350,000                  70.0%                  209,581                    70.0%

     (1) Beneficial ownership has been determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise provided herein, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of Common Stock.

     (2) A total of 500,000 shares of Common Stock are considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator for purposes of determining percentage ownership.

     (3) Based on 300,000 shares of Common Stock outstanding after the consummation of the Reverse Split.

     (4) The referenced shares of Common Stock are owned by Halter Financial Investments, L.P. HFI is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company, is the sole general partner. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership, of which TPH Capital GP, LLC, a Texas limited liability company, is the general partner, of which Timothy P. Halter is the sole member; (ii) Bellfield Capital Partners, L.P., a Texas limited partnership, of which Bellfield Capital Management, LLC, a Texas limited liability company, is the sole general partner, of which David Brigante is the sole member;
          (iii) Colhurst Capital LP, a Texas limited partnership, of which Colhurst Capital GP, LLC, a Texas limited liability company, is the general partner, of which George L. Diamond is the sole member; and
          (iv) Rivergreen Capital, LLC, a Texas limited liability company, of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI.

     (5)  Timothy P. Halter is the Company's sole director and officer.

                              PROPOSALS TO APPROVE
                THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

     On May 9, 2007, our Board of Directors approved, subject to receiving the approval of the holders of a majority of the outstanding Common Stock, amendments to our Certificate of Incorporation to (i) effect a 1-for-1.67 Reverse Split of Common Stock and (ii) increase our total authorized stock from 40,000,000 to 100,000,000 shares of Common Stock. HFI has advised us that it presently intends to vote in favor of the proposals to approve the Amendments. It is anticipated, therefore, that the proposals regarding the Amendments will be approved.

1.   Adoption of 1-for-1.67 Reverse Stock Split

     Our Board of Directors unanimously approved, subject to Stockholder approval, the 1-for-1.67 Reverse Split of our Common Stock, which will be effectuated in conjunction with the adoption of the Amendments.

     The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock. The Reverse Split will become effective on the Effective Date, which occurs when the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment on June 1, 2007.

     Purposes for Reverse Split and Effect on Common Stock

     The Reverse Split of the outstanding shares of our Common Stock will reduce the number of issued and outstanding shares of our Common Stock. The Reverse Split has been implemented to facilitate the Transaction.

     On the Effective Date, every 1.67 shares of Common Stock will automatically be combined and changed into one share of Common Stock. No additional action on our part or any Stockholder will be required in order to effect the Reverse Split. Certificates that represent pre-Reverse Split shares will automatically, and without any action on the part of any person, represent approximately 60% of such pre-Reverse Split shares following the Effective Date.

     No fractional shares of post-Reverse Split Common Stock will be issued to any stockholder. Accordingly, Stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Split Common Stock will, upon surrender of their certificates representing shares of pre-Reverse Split Common Stock, receive a full share of our Common Stock.

     We will obtain a new CUSIP number for our Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, every 1.67 shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of Common Stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

     Federal Income Tax Consequences of the Reverse Split

     The combination of 1.67 shares of pre-Reverse Split Common Stock into one share of post-Reverse Split Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and the holding period and tax basis of the pre-Reverse Split Common Stock will be transferred to the post-Reverse Split Common Stock.

     This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all Stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

2.   Increase of Authorized Common Stock of the Company

     The terms of the newly authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not alter the current number of issued shares. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any newly authorized shares of Common Stock will reduce the current Stockholders' percentage ownership interest in the total outstanding shares of Common Stock. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, Stockholders may experience a reduction in stockholders' equity per share and voting power. The relative rights and limitations of the shares of Common Stock will remain unchanged.

     Purpose for Increase and Effects of Increase on Authorized Common Stock

     The increase in our total authorized shares of Common Stock has been effected for the primary purpose of facilitating the Transaction. In addition, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock-based acquisitions.

     The increase in the number of authorized but unissued shares of Common Stock will enable the Company, without further Stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, and other corporate purposes. Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in our capitalization. It is not the present intention of our Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Amendments unless otherwise required by law or regulation.

     While the Board of Directors may entertain and seek future financing and acquisition opportunities, there are no definitive financing transactions or business or asset acquisitions contemplated at this time, and the amendment to our Certificate of Incorporation was not proposed with the intent that additional shares be utilized in any specific financing transaction or business or asset acquisition, other than in connection with the Transaction.

     The increase in the authorized number of shares of Common Stock could have other effects on the Stockholders, depending upon the nature and circumstances of any future issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the

Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

          Your Board of Directors recommends a vote FOR the proposals to approve the Amendments.


                               PROPOSAL TO APPROVE
                     BTHC VI, INC. LONG-TERM INCENTIVE PLAN

     On May 9, 2007, our Board of Directors adopted, subject to receiving the approval of the holders of a majority of the outstanding Common Stock, the BTHC VI, Inc. Long-term Incentive Plan. HFI has advised us that it presently intends to vote in favor of the proposal to approve the Plan. It is anticipated, therefore, that the proposal regarding the Plan will be approved.

     The Plan authorizes the Board of Directors, or a committee thereof, to provide equity-based compensation in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance shares and units, and other stock-based awards for the purpose of attracting and retaining officers, other employees, directors, consultants and other independent contractors of the Company (and its subsidiaries) and to provide persons incentives and rewards for performance. The Plan has been adopted to facilitate the Transaction or, if such Transaction does not occur any other potential business combination. The following summary is a brief description of the Plan. This summary is qualified in its entirety by reference to the Plan and is to be interpreted solely in accordance with the Plan, a copy of which is attached as Appendix B to this Information Statement.


     o Plan Limits. Total awards under the Plan are limited to 3,035,000 shares of Common Stock ("Common Shares"), after giving effect to the Reverse Split. The Plan also limits the aggregate number stock options and SARs that may be granted to any one participant in a calendar year to 750,000 and the aggregate number of shares of restricted stock and restricted stock units subject to the achievement of Management Objectives (as defined below), performance shares and shares underlying other equity-based awards that may be granted to any one participant in a calendar year to 750,000. And, under the Plan, no participant will receive performance units in any calendar year having a value at the date of grant in excess of $3 million.

     o No Repricing. Option repricing is prohibited without stockholder approval under the Plan.

     o Other Features.

          o The Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of the Common Stock on the date of grant.

          o The Plan is designed to allow awards made under the Plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

          o It is intended that the Board of Directors will delegate to a committee of the Board (the "Committee") (consisting of only independent directors) administration of the Plan after the Transaction or any other future transaction. Pursuant to such delegation, the Committee will have all of the powers and authority of the Board of Directors as described herein.

Summary of the Plan

     Shares Available Under the Plan. As stated above, subject to adjustment as provided in the Plan, the number of Common Shares that may be issued or transferred under the Plan will not exceed 3,035,000 Common Shares (after giving effect to the Reverse Split) plus any shares underlying awards granted under the Plan that expire or are forfeited or are cancelled. Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Without limiting the generality of the foregoing, the number of Common Shares available will be adjusted to account for shares relating to awards that expire, are forfeited, terminated or cancelled without the issuance of Common Shares and to awards settled in cash in lieu of Common Shares. Shares issued under the Plan may be shares of original issuance or treasury shares or a combination of the foregoing. The Plan contains a number of limits on the number of Common Shares that can be issued, including to any one participant in a calendar year as described above. Further, the Plan limits the aggregate number of Common Shares that may be issued or transferred by the Company upon the exercise of incentive stock options ("ISOs") to 3,035,000 Common Shares (after giving effect to the Reverse Split). The limits contained in the Plan are subject to certain adjustments as provided in the Plan in the event of stock splits, stock dividends, the issuance of rights and certain other events.

     Eligibility. Officers, other employees, directors, consultants and other independent contractors of the Company and its subsidiaries or any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant may be selected by the Board to receive benefits under the Plan.

     Types of Awards Authorized. The Plan provides for the granting of dividend equivalents, option rights, SARs, restricted stock, restricted stock units, performance shares, performance units and other awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to, the Common Shares or factors that may influence the value of its Common Shares. Awards granted under the plan will be upon such terms as may be approved by the Committee and set forth in an evidence of award. An evidence of award will contain such terms and provisions, consistent with the plan, as the Committee may approve, including provisions for the acceleration of vesting or satisfaction of other requirements upon the occurrence of certain events including change in control events. Stock options and SARs will not be granted with an exercise price or base price, as the case may be, less than the market value per share. No option right or appreciation right may be exercisable more than 10 years from the date of grant.

     Management Objectives. The Plan contemplates that the Board will establish "Management Objectives" for purposes of performance shares and performance units. When so determined, option rights, SARs, restricted stock, restricted stock units, other awards under the Plan or dividend credits may also specify Management Objectives that must be achieved as a condition to exercising such rights in the case of options and SARs and to result in termination or early termination of the restrictions applicable to such shares in the case of restricted stock and restricted stock units. Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, division, department, region or function. To the extent that Section 162(m) of the Internal Revenue Code may apply to a grant or award, the Board may provide, in connection with the setting of Management Objectives, that any evaluation of performance may include or exclude certain items, including but not limited to, asset write downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, acquisitions or divestitures and foreign exchange gains and losses. To the extent such inclusions or exclusions affect the awards to "covered employees" (as defined in the Plan) and Section 162(m) of the Internal

Revenue Code would apply to such awards, they will be prescribed in a form that meets the requirements of Section 162(m) of the Internal Revenue Code for deductibility.

     Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code, will be limited to specified levels of or relative peer company performance in any one or more of the following objectives, or any combination thereof, as determined by the Committee in its sole discretion: adjusted net earnings, cash flow (including free cash flow), cost of capital, cost reduction, customer service, debt reduction, development milestone achievement, earnings and earnings growth
(including earnings per share and earning before taxes and earnings before interest and taxes), economic value added, establishment of partnerships and collaborations, financing proceeds, gross profit, inventory management, market share, market value added, net income, operating profit and operating income, partnership milestone achievement, productivity improvement, profit after taxes, project execution, quality, recruitment and development of associates, reduction of fixed costs, return on assets and return on net assets, return on equity, return on invested capital, sales and sales growth, successful start-up of new facility, successful acquisition/divestiture, total stockholder return and improvement of stockholder return, unit volume, unit cost, pricing and working capital.

     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a "covered employee" where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Internal Revenue Code. In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such "covered employee."

     Administration and Amendments. The Plan is to be administered by the Board of Directors, except that the Board has the authority to delegate any or all of its powers under the Plan to the Committee or another committee of the Board (or a subcommittee thereof). It is intended that the Board of Directors will delegate to the Committee administration of the Plan after the consummation of the Transaction, if it occurs. The Committee would be authorized to interpret the Plan and related agreements and other documents. The Committee may amend the Plan from time to time without further approval by the Company's stockholders, except where the amendment (1) would materially increase the benefits accruing to participants under the Plan, (2) would materially increase the number of securities which may be issued under the Plan, (3) would materially modify the requirements for participation in the Plan or (4) must otherwise be approved by the stockholders of the Company in order to comply with applicable legal requirements or the requirements of the principal national securities exchange upon which the Common Shares are traded or quoted.

     Change in Control. An evidence of award under the Plan may provide that, upon a Change in Control (as defined in the Plan), any awards that are outstanding as of the date of the Change in Control that are subject to vesting requirements and that are not then vested, shall become fully vested, all then-outstanding option rights and SARs will be fully vested and immediately exercisable and all restrictions and other conditions prescribed by the Board, if any, with respect to grants of restricted stock, restricted stock units, performance shares performance units and other awards granted pursuant to the Plan will automatically lapse, expire and terminate and all such awards will be deemed to be fully earned.

     Transferability. Except as otherwise determined by the Board of Directors, no option right or SAR or other derivative security granted under the Plan is transferable by a participant except, upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Board of Directors, option rights and SARs are exercisable during the optionee's lifetime only by him or her or by his or her guardian or legal representative.

     Adjustments. The number of Common Shares authorized under the Plan, subject to various limits contained in the Plan covered by outstanding awards under the Plan and, if applicable, the prices per share applicable thereto, will be adjusted in the event of stock dividends, extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, split-offs, spin-outs, split-ups, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event or in the event of a Change in Control, the Board of Directors, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board of Directors will also make or provide for such adjustments in the number of shares available under the Plan and the other limitations contained in the Plan as the Board may determine appropriate to reflect any transaction or event described above. The Plan also provides that, without limiting the generality of the foregoing, in the event that the Company issues warrants or other rights to acquire Common Shares on a pro rata basis to all stockholders, the Board will make such adjustments in the number of shares authorized under the Plan and in the limits contained in the Plan as it may determine to be equitable, including proportionately increasing the number of authorized shares or any such limit.

     Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board of Directors) may include relinquishment of a portion of such benefit.

     Termination. No grant will be made under the Plan more than 10 years the date on which the Plan is first approved by the Company's stockholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

Federal Income Tax Consequences

     The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 2007. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

     Non-Qualified Option Rights. In general, (1) no income will be recognized by an optionee at the time a non-qualified option right is granted, (2) at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Option Rights. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If Common Shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If Common Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

     Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received.

Tax Consequences to the Company or Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Compliance with Section 409A of the Internal Revenue Code

     The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Plan. To the extent applicable, it is intended that the

Plan and any grants made under the Plan comply with the provisions of Section 409A of the Internal Revenue Code. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent, and any provision of the Plan that would cause the Plan or any grant made under the Plan to fail to satisfy Section 409A shall have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Company without the consent of the participants). Any reference to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

New Plan Benefits

     It is not possible to determine specific amounts that may be awarded in the future under the Plan. No awards will be made under the Plan unless the Transaction or any similar transaction is consummated.

            Your Board of Directors recommends a vote FOR theproposal
                              to approve the Plan.

                               DISSENTER'S RIGHTS

     Under Delaware law, holders of our Common Stock are not entitled to dissenter's rights of appraisal with respect to the proposed Amendments or the approval of the Plan.

                                OTHER INFORMATION

     For more detailed information on the Company, you may refer to our periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC's EDGAR database at www.sec.gov and copies of which may be obtained by writing our secretary at the address specified above.

                                   APPENDIX A


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  BTHC VI, INC.

     BTHC VI, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the provisions of "Section 1. Authorization of Shares" thereof and inserting the following in lieu thereof:

                    "The total number of shares that the Corporation shall have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of common stock, having a par value of $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, having a par value of $.001 per share ("Preferred Stock").

                    Upon this Certificate of Amendment of Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the corporation's Common Stock, par value $.001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time will automatically be reclassified into 1/1.67th of a share of Common Stock, par value $.001 per share, of the Corporation (the "New Common Stock"). Each certificate that theretofore represented shares of Old Common Stock represented by such certificate shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification. No fractional shares of New Common Stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of New Common Stock will receive a full share of New Common Stock."

     2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, BTHC VI, Inc. has caused this Certificate to be executed by Timothy P. Halter, its President, on this day of May, 2007.

                                  BTHC VI, Inc.


                                By: ____________________________________
                                Name: Timothy P. Halter
                                Office: President

                                   APPENDIX B



                                  BTHC VI, INC.

                            LONG-TERM INCENTIVE PLAN

     1. Purpose. The purpose of this Long-Term Incentive Plan is to attract and retain officers, other employees, Directors, consultants and other independent contractors of BTHC VI, Inc., a Delaware corporation (the "Company"), and its Subsidiaries and to provide to such persons incentives and rewards for performance.

     2. Definitions. As used in this Plan,

     (a) "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

     (b) "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

     (c) "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 10 of this Plan, such committee (or subcommittee).

     (d) "Change in Control" has the meaning set forth in Section 12 of this Plan.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Common Shares" means the shares of common stock, par value $0.001 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

     (g) "Company" means BTHC VI, Inc., a Delaware corporation and its successors.

     (h) "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     (i) "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

     (j)  "Director" means a member of the Board of Directors of the Company.

     (k) "Effective Date" means the date of approval of the Plan by the Company's stockholders.

     (l) "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     (n) "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     (o) "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     (p) "Incumbent Directors" means the individuals who, as of the Effective Date, are Directors of the Company and any individual becoming a Director subsequent to the Effective Date whose election, nomination for election by the Company's stockholders, or appointment was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination), including, without limitation, after consummation of the proposed transaction (the "Transaction") contemplated by that certain non-binding letter of intent, dated as of April 18, 2007, to which the Company is a party; provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

     (q) "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of a Subsidiary, division, department or function within the Company or a Subsidiary. The Board may provide, in connection with the setting of the Management Objectives, that any evaluation of performance may include or exclude certain items that may occur during any fiscal year, including, but not limited to the following: (i) asset write downs;
          (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect the awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility and the Management Objectives applicable to any award to a Covered Employee will be based on specified levels of, or relative peer company performance in any one or more of the following objectives, or any combination thereof, as determined by the Board in its sole discretion:

               (i)  Adjusted net earnings
               (ii) Cash flow (including free cash flow)
               (iii) Cost of capital
               (iv) Cost reduction
               (v)  Customer service
               (vi) Debt reduction
               (vii) Development milestone achievement
               (viii) Earnings and earnings growth (including earnings per share and earnings before taxes and earnings before interest and taxes)
               (ix) Economic value added
               (x)  Establishment of partnerships and collaborations
               (xi) Financing proceeds
               (xii) Gross profit
               (xiii) Inventory management
               (xiv) Market share
               (xv) Market value added
               (xvi) Net income
               (xvii) Operating profit and operating income
               (xviii) Partnership milestone achievement
               (xix) Productivity improvement
               (xx) Profit after taxes
               (xxi) Project execution
               (xxii) Quality
               (xxiii) Recruitment and development of associates
               (xxiv) Reduction of fixed costs
               (xxv) Return on assets and return on net assets
               (xxvi) Return on equity
               (xxvii) Return on invested capital
               (xxviii) Sales and sales growth
               (xxix) Successful start-up of new facility
               (xxx) Successful acquisition/divestiture
               (xxxi) Total  stockholder  return and  improvement of stockholder return
               (xxxii) Unit volume
               (xxxiii) Unit cost
               (xxxiv) Pricing
               (xxxv) Working capital

     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related levels of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Covered Employee.

(r) "Market Value per Share" means, as of any particular date, the closing sales price of the Common Shares or, as determined by the Board, the average closing sales price of the Common Shares over a period of time, either before or after any particular date, of one to ten days, as reported on the Nasdaq Stock Market (including, without limitation, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, as applicable) or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed or, if not listed on any such other national securities exchange, the NASD OTC Bulletin Board or any other quotation facility on which the Common Shares are quoted. If there is no regular trading market for such Common Shares, the Market Value per Share shall be determined by the Board.

(s) "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

(t) "Optionee" means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(u) "Option Price" means the purchase price payable on exercise of an Option Right.

(v) "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

(w) "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in such capacities within 90 days of the Date of Grant, or who is a consultant or other independent contractor, or a Non-Employee Director of the Company or a Subsidiary.

(x) "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(y) "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(z) "Performance Unit" means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

(aa) "Plan" means this BTHC VI, Inc. Long-Term Incentive Plan, as may be amended from time to time.

(bb) "Restricted Stock" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(cc) "Restriction Period" means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(dd) "Restricted Stock Unit" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares or cash at the end of a specified period.

(ee) "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(ff) "Subsidiary" means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or
     (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(gg) "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
     Section 5 of this Plan that is granted in tandem with an Option Right.

(hh) "2007 Stock Split" means the approximately 1-for-1.67 reverse stock split of Common Shares that is expected to occur on or about the Effective Date.

(ii) "Voting Stock" means securities entitled to vote generally in the election of directors.

     3. Shares Available Under the Plan.

(a)  Maximum Shares  Available Under Plan.  Subject to adjustment as provided in
     Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights,
     (ii) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (iii) as Restricted Stock Units, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards contemplated by Section 9 of this Plan, or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 3,035,000 Common Shares (after giving effect to the 2007 Stock Split). Common Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Without limiting the generality of the foregoing, the number of Common Shares available under this Plan will be adjusted to account for shares relating to awards that expire, are forfeited, terminated or cancelled without the issuance of Common Shares and to awards settled in cash in lieu of Common Shares. Shares issued under the Plan may be shares of original issuance or treasury shares or a combination of the foregoing.

(b)  Life of Plan Limits.

     (i) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 3,035,000 Common Shares (after giving effect to the 2007 Stock Split).

     (ii) Awards will not be granted under Section 9 of the Plan to the extent they would involve the issuance of more than 3,035,000 shares in the aggregate (after giving effect to the 2007 Stock Split).

(c) Individual Participant Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 11 of this Plan:

     (i) No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than 750,000 Common Shares during any calendar year.

     (ii) No Participant will be granted Restricted Stock or Restricted Stock Units that specify Management Objectives, Performance Shares or other awards under Section 9 of this Plan, in the aggregate, for more than 750,000 Common Shares during any calendar year.

     (iii) Notwithstanding any other provision of this Plan to the contrary, in no event will any Participant in any calendar year receive an award of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000.

(d) Impact of Election on the Limit. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Shares based on fair market value, such Common Shares will be counted against the number of shares available in Section 3(a) above.

     4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant will be subject to all of the requirements contained in the following provisions:

(a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee having a value at the time of exercise equal to the total Option Price (or other consideration authorized pursuant to Section 4(d)), (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.

(d) The Board may determine, at the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer. Unless otherwise determined by the Board at the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered; provided, however, that such risks of forfeiture or restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

(e) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(f) To the extent permitted by law, any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

(g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(h) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or disability of a Participant or a Change in Control.

(i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(c) of the Code.

(k) The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(l) No Option Right will be exercisable more than 10 years from the Date of Grant.

(m) The Board may, at the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

(n) Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to this Plan and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     5. Appreciation Rights.

(a) The Board may also authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)  Each  grant  of  Appreciation   Rights  will  be  subject  to  all  of  the
     requirements contained in the following provisions:

     (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common
          Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

     (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

     (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, death or disability of a Participant or a Change in Control.

     (v) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

     (vi) To the extent permitted by law, any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

     (vii) Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(c) Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d)  Regarding Free-Standing Appreciation Rights only:

     (i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

     (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

     (iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. Restricted Stock. The Board may also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale will be subject to all of the requirements contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant, or may provide that the Restricted Stock will vest upon the achievement of Management Objectives (as provided in Section 6(e) below); provided, however, that if Restricted Stock vests based on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than three years, except that the restrictions may be removed on an annual, ratable basis during the three year period.

(d) Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock; provided, however, that notwithstanding subparagraph (c) above, restrictions relating to Restricted Stock that vests upon the achievement of Management Objectives may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum level, but falls short of maximum achievement of the specified Management Objectives. The grant of Restricted Stock will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock, the Board must determine that the Management Objectives have been satisfied; provided, however, that notwithstanding Section 6(c) above, the substantial risk of forfeiture relating to Restricted Stock that vests upon the achievement of Management Objections may not terminate sooner than one year from the Date of Grant.

(f) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier lapse of the substantial risk of forfeiture in the event of the retirement, death or disability of a Participant or a Change in Control.

(g) Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award.

(h) Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

7. Restricted Stock Units. The Board may also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale will be subject to all of the requirements contained in the following provisions:

     (a) Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. If a grant of Restricted Stock Units specifies that the Restriction Period will terminate upon the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (c) below, such Restriction Period may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum level, but falls short of maximum achievement of the specified Management Objectives. The grant of such Restricted Stock Units will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units, the Board must determine that the Management Objectives have been satisfied.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

     (c) If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (a) above. Each such grant or sale will be subject to a Restriction Period of not less than one year.

     (d) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period in the event of the retirement, death or disability of a Participant or a Change in Control.

     (e) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

     (f) Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Any grant or sale may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (g) Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant will be subject to all of the requirements contained in the following provisions:

     (a) Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     (b)  The  Performance  Period  with  respect to each  Performance  Share or
          Performance Unit will be such period of time (not less than three years) as will be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant or a Change in Control.

     (c) Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board must determine that the Management Objectives have been satisfied.

     (d) Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

     (f) The Board may at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

     (g) Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. Other Awards.

     (a) The Board may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference  to  the  book  value  of  Common  Shares  or the  value  of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Board shall determine.

     (b) Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9 of this Plan.

     (c) The Board may grant Common Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.

     10. Administration of the Plan.

     (a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or a subcommittee thereof) consisting of non-employee Directors, as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 9 of this Plan and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive.

     (c) The Board or, to the extent of any delegation as provided in Section 10(a), the committee, may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board or the Committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is an executive officer or any person subject to
          Section 162(m) of the Code; (B) the resolution providing for such authorization sets forth the total number of Common Shares such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

     11. Adjustments. The Board shall make or provide for such adjustments in the numbers of Common Shares authorized under the Plan, subject to limits contained in Section 3 of the Plan, and covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Common Shares covered by other awards granted pursuant to Section 9 hereof, in the Option Price and Base Price, and in the kind of shares covered thereby, as the Board, in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, extraordinary dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any Change in Control, merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing; provided, however, that no further adjustment shall be made pursuant to this Section 11 after the Effective Date in connection with the 2007 Stock Split. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(b) will be made only if and to the extent that (i) such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail so to qualify and (ii) such adjustment would not result in negative tax consequences under Section 409A of the Code. Without limiting the generality of the foregoing, in the event that the Company issues warrants or other rights to acquire Common Shares on a pro rata basis to all stockholders, the Board shall make such adjustments in the number of Common Shares authorized under the Plan and in the limits contained herein as it may deem to be equitable, including, without limitation, proportionately increasing the number of authorized Common Shares or any such limit.

     12. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Board in an Evidence of Award made under this Plan, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following events:

     (a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then-outstanding Voting Stock of the Company; provided, however, that:

          (i) for purposes of this Section 12(a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Company by the Company or any Subsidiary, (C) any acquisition of Voting Stock of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, and (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of
               Section 12(c) below;

          (ii) a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 50% or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally;

          (iii) if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 50% or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 50% of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person's acquisition;

          (iv) the consummation of the Transaction shall not constitute a Change in Control; or

     (b)  a majority of the Board ceases to be comprised of Incumbent Directors;
          or

     (c) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a "Business Transaction"), unless, in each case, immediately following such Business Transaction
          (i) the Voting Stock of the Company outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (ii) no Person (other than the Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (iii) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

     (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 12(c).

     13. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

14. Transferability.

     (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant's lifetime only by him or her or, in the event of the Participant's legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

     (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

     15. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant's benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other Common Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Shares on the date the benefit is to be included in Participant's income. In no event shall the Market Value per Share of the Common Shares to be withheld and/or delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights.

     16. Compliance with Section 409A of the Code.

     (a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

     (b) In order to determine for purposes of Section 409A of the Code whether a Participant is employed by a member of the Company's controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the Common Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of "service recipient" stock within the meaning of Section 409A of the Code:

          (i) In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company's controlled group under Section 414(b) of the Code, the language "at least 50 percent" is to be used instead of "at least 80 percent" each place it appears in Code
               Section 1563(a)(1), (2) and (3), and

          (ii) In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the language "at least 50 percent" is to be used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2.

     17. Amendments.

     (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan
          (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable legal requirements or the requirements of the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

     (b) The Board will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right will be cancelled and replaced with awards having a lower Option Price without further approval of the stockholders of the Company. This Section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

     (c) If permitted by Section 409A of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 9 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to
          Section 14(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     (d) Subject to Section 17(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Covered Employee. Subject to Section 11 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

     18. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

     19. Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan more than 10 years after the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

     20. Miscellaneous Provisions.

     (a) The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     (b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (c) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

     (d) Any Evidence of Award may provide, in the event that the Participant engages in any activity that is detrimental to the Company (as such activity may be defined in any Evidence of Award): (i) for the forfeiture of any award granted under the Plan, (ii) that the
          Participant return to the Company any Common Shares that the Participant has not disposed of that were offered pursuant to the Plan, and/or (iii) that the Participant pay to the Company in cash the difference between any amount actually paid by a Participant for any Common Shares received under the Plan that the Participant has disposed of and the Market Value per Share of the Common Shares on the date the Participant acquired the Common Shares under the Plan.

     (e) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

     (f) Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

     (g) No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

     (h) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (i) Participants shall provide the Company with a written election form setting forth the name and contact information of the person who will have beneficial ownership rights upon the death of the Participant.

     (j) If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of this Plan shall remain in full force and effect.



Approved by Stockholders - May __, 2007

Adopted by the Board - May __, 2007